Fundrise Real Estate Interval Fund, LLC
Schedule of Investments (UNAUDITED)
March 31, 2024
1
See accompanying notes to the schedule of investments.
(Amounts in thousands)
Value as of
Par/Shares Description Acquisition Date March 31, 2024
Real Estate Co-Investment Joint Ventures - 92.8%
Industrial - 16.8%
N/A Fundrise Industrial JV 1, LLC  (Cost $4,540)
 (1)(2)(3)(4)
06/04/21 $ 4,672
N/A Fundrise Industrial JV 2, LLC  (Cost $207,738)
(1)(2)(3)(4)
09/29/21 195,493
Total Industrial (Cost $212,278 ) $ 200,165
Multi-Family Residential - 17. 1%
N/A Fundrise MF JV 1, LLC  (Cost $205,375)
(1)(2)(3)(4)
03/05/21 $ 203,365
Total Multi-Family Residential (Cost $205,375) $ 203,365
Single Family Residential - 58.9%
N/A Fundrise SFR Dev JV 1, LLC  (Cost $39,742)
(1)(2)(3)(4)
04/02/21 $ 41 , 249
N/A Fundrise SFR JV 1, LLC  (Cost $599,364)
(1)(2)(3)(4)
01/25/21 555,435
N/A Fundrise SFR JV 2, LLC  (Cost $96,045)
(1)(2)(3)(4)
01/09/23 104 ,444
Total Single Family Residential (Cost $735,151 ) $ 701,128
Total Real Estate Co-Investment Joint Ventures (Cost $1,152,804) $ 1,104,658
Residential Mortgage-Backed Security - 1.2%
Non-U.S. Government Agency Issue - 1. 2%
$ 14,067 Bridge 2022-SFR1 Trust (E1 Class), 6.30%, 11/17/25
 (5)
$ 13,562
Total Residential Mortgage-Backed Security (Cost $13,111) $ 13,562
Short-Term Investments - 4.9%
58,644 Allspring Government Money Market Fund, Select Class, 5.38%
 (6)
$ 58,644
1 Northern Institutional U.S. Government Select Portfolio, 5.14%
 (6)

Total Short-Term Investments (Cost $58,645) $ 58,645
Total investments, at value - 98.9% (Cost $1,224,560) $ 1,176,865
Other assets in excess of liabilities - 1.1% 13,536
Total Net Assets - 100.0% $ 1,190,401
LLC Limited Liability Company
(1)
Investment in an affiliate. See Note 2, Summary of Significant Accounting Policies for additional information.
(2) Investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the schedule of investments for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)
Restricted security. The aggregate value of restricted securities at March 31, 2024 is approximately $1,104,658 (amount in thousands) and represents 92.8% of net assets.
(4) Non-income producing investment.
(5) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration. The aggregate value of this security at March 31, 2024 is approximately $13,562 (amount in thousands) and represents 1.1% of net assets.
(6) Rate disclosed is representative of the seven-day effective yield as of March 31, 2024.

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED)
March 31, 2024

1. Formation and Organization
Fundrise Real Estate Interval Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and has elected and has qualified to be taxed as a real estate invesment trust (a “REIT”) for U.S. federal income tax purposes under Part II of
Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2021, and intends to continue to qualify as a REIT. The Fund is organized as a continuously offered, non-
diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the
“1940 Act”). The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.
The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least
80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Valuation Oversight
Pursuant to SEC Rule 2a-5 under the 1940 Act, the Board has approved the Adviser as the Fund’s Valuation Designee (“Valuation
Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value, the Adviser, subject to the oversight of the Board, uses various valuation methodologies.
To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED) (Continued)
March 31, 2024

Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.
Fixed income securities are valued by an outside pricing service overseen by the Valuation Designee. The pricing service employs a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board. To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
Common stock securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”)
(currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Common stock securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.
Real Estate Co-Investment Joint Ventures are stated at fair value. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, and sales comparison approaches of estimating property value. The income approach may use the discounted cash-flow method or the direct capitalization method.
The discounted cash-flow method estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. The direct capitalization method converts a single year's estimated stabilized net operating income into a value indication by applying a market-based capitalization rate. Discount rates, market-based capitalization rates, and growth assumptions utilized in the income approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
The following is a summary of the inputs used as of March 31, 2024 , in valuing the Fund’s investments carried at fair value
(amounts in thousands) :
Level 1 Level 2 Level 3 Total
Real Estate Co-Investment Joint Ventures $ – $ – $ 1,104,658 $ 1,104,658
Residential Mortgage-Backed Security – 13,562 – 13,562
Short-Term Investments 58,645 – – 58,645
Total Investments $ 5 8 , 645 $ 13,562 $ 1, 104 , 65 8 $ 1, 17 6 , 865

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED) (Continued)
March 31, 2024

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2024 (amounts in thousands) . The weighted average range of unobservable inputs is based on the fair value of investments. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the
Fund’s determination of fair value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands) :
Investment Fair Value Valuation Technique
Unobservable
Input
(1)
Range (Weighted
Average)
Impact to
Valuation
from an
Increase in
Input
(2)
Real Estate Co-Investment Joint Ventures $ 1,104,658 Direct Capitalization Capitalization Rate 4.8% – 5.3% (5.0%) Decrease
Discounted Cash Flow Discount Rate 7.0% – 9.9% (7.7%) Decrease
Sales Comparison Approach Price Per Unit ($) $215 - $510 ($329) Increase
Recent Transaction Transaction Price N/A Increase
Total Real Estate Co-Investment Joint Ventures
$ 1,104,658
(1) Represents the significant unobservable inputs used to fair value the financial instruments of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of each joint venture as a whole.
(2) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
Real Estate Co-
Investment Joint
Ventures
Balance as of December 31, 2023 $ 1,040,646
Purchases 63,395
Realized gain (loss) –
Net change in unrealized appreciation/depreciation 30,004
Return of capital distributions (29,387)
Sales –
Transfers into Level 3 –
Transfers out of Level 3 –
Balance as of March 31, 2024 $ 1,104,658
Net change in unrealized appreciation/depreciation for the period ended March 31, 2024 related to
Level 3 investments held at March 31, 2024 $ 30,004

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED) (Continued)
March 31, 2024

Affiliated Investments
As of March 31, 2024, the investments in affiliates consist of co-investments in joint ventures in exchange for membership interests.
As of March 31, 2024, the Fund owns 95% of the membership interests in Fundrise SFR JV 2, LLC, 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise MF JV 1, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC. Ownership percentages remained constant during the reporting period. The affiliated investment securities have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the period ended March 31, 2024, investments in affiliates were as follows (amounts in thousands):
Non-Controlled Affiliated Investments
Real Estate Co-Investment
Joint Ventures
Affiliate
Value as of
December
31, 2023
Purchased
(Cost)
Sold
(Proceeds)
Net Realized
Gain (Loss)
and Capital
Gain
Distributions
Return of
Capital
Distribution
Change in
Unrealized
Appreciation/
Depreciation
Affiliate
Value as of
March 31,
2024
Dividend
Income
Fundrise SFR JV 1, LLC $ 527,992 $ 30,600 $ – $ – $ (17,190) $ 14,033 $ 555,435 $ –
Fundrise MF JV 1, LLC 199,510 2,700 – – (11,837) 12,992 203,365 –
Fundrise Industrial JV 2, LLC 190,117 8,460 – – – (3,084) 195,493 –
Fundrise SFR JV 2, LLC 77,395 20,235 – – – 6,814 104,444 –
Fundrise SFR Dev JV 1, LLC 40,974 1,320 – – (360) (685) 41,249 –
Fundrise Industrial JV 1, LLC 4,658 80 – – – (66) 4,672 –
Total $ 1,040,646 $ 63,395 $ – $ – $ (29,387) $ 30,004 $ 1,104,658 $ –